Exhibit 10(d)(13)



                        REVOLVING CREDIT PROMISSORY NOTE

U.S. $17,500,000                                           Dated:  June 27, 2000


                  FOR VALUE RECEIVED, the undersigned, THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of WACHOVIA BANK, NA (the "LENDER") for the account of its Applicable Lending Office on the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S. $17,500,000 or, if less, the aggregate principal amount of the Revolving Credit Advances and Swing Line Advances made by the Lender to the Borrower pursuant to the Five-Year Credit Agreement dated as of June 27, 2000 among the Borrower, the Lender and certain other lenders parties thereto, Salomon Smith Barney, Inc., as lead arranger and book manager, Bank One, NA, SunTrust Bank and HSBC Bank USA, as co-arrangers, Bank One, NA, as documentation agent, SunTrust Bank, as syndication agent, and Citibank, N.A. as Agent for the Lender and such other lenders (as amended or modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein being used herein as therein defined) outstanding on the Termination Date.

                  The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Advance and each Swing Line Bank from the date of such Revolving Credit Advance and such Swing Line Advance, as the case may be, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest in respect of each Revolving Credit Advance (i) in Dollars are payable in lawful money of the United States of America to the Agent at its account maintained at 399 Park Avenue, New York, New York 10043, in same day funds and (ii) in any Committed Currency are payable in such currency at the applicable Payment Office in same day funds. Both principal and interest in respect of each Swing Line Advance are payable in lawful money of the United States of America to the Agent at its account maintained at 399 Park Avenue, New York, New York 10043 in same day funds. Each Revolving Credit Advance and each Swing Line Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

                  This Promissory Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Advances and Swing Line Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance and each Swing Line Advance being evidenced by this Promissory Note, (ii) contains provisions for determining the Dollar Equivalent of Revolving Credit Advances denominated in Committed Currencies and (iii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                 THE INTERPUBLIC GROUP OF
                                                 COMPANIES, INC.


                                                 By  /s/ STEVEN BERNS
                                                   -----------------------------
                                                         STEVEN BERNS
                                                   Title: VP & Treasurer
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                       ADVANCES AND PAYMENTS OF PRINCIPAL

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|           |             |    Amount of    |                    |            |
|   Date    |  Amount of  | Principal Paid  |  Unpaid Principal  |  Notation  |
|           |   Advance   |   or Prepaid    |      Balance       |   Made by  |
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